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                                                                    Exhibit 23.1


                           CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File Nos. 33-90730, 33-91084, 333-43317, 333-43319 and
333-61339), and on Form S-8 (File Nos. 33-94542, 333-10221 and 333-84537) of
Glimcher Realty Trust of our report dated February 9, 1999 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

                                                      PricewaterhouseCoopers LLP



Columbus, Ohio
March 2, 2000